COUNTRY MUTUAL FUNDS TRUST

COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

Supplement dated July 5, 2006
to the Prospectus dated April 30, 2006

Liquidation of Funds

Upon recommendation of the investment adviser, the Board of Trustees has voted to close COUNTRY VP Balanced Fund and COUNTRY VP Short-Term Bond Fund (the “Funds”) to new investments by existing shareholders and will not accept investments from additional shareholders, effective July 31, 2006 (other than reinvestment of dividends and distributions), and adopted a plan to terminate and liquidate the Funds on or before August 31, 2007 (the “Liquidation Date”) dependent upon the appropriate related Securities and Exchange Commission approval of the Application for Substitution Relief of the COUNTRY Investors Variable Life Account and COUNTRY Investors Variable Annuity Account (the “Variable Accounts”). Investors who are shareholders of the Funds on the Liquidation Date will receive cash proceeds equal to the net asset value of their account in the Funds calculated on that date which will then be reinvested pursuant to the Substitution Order issued to the Variable Accounts by the Securities and Exchange Commission. The investment adviser has agreed to pay all costs of the liquidation.

Reduction of Management Fee

The adviser has agreed to permanently reduce its annual management fee under the Investment Advisory Agreement for the COUNTRY VP Bond Fund to 0.50% of average daily net assets effective as of July 1, 2006.

PLEASE KEEP THIS SUPPLEMENT
FOR FUTURE REFERENCE